            As filed with the Securities and Exchange
                  Commission on August 31, 1999

                                         File Nos. 2-79807
                                                   811-3586

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No.
              Post-Effective Amendment No. 37             X
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                      COMPANY ACT OF 1940

                   Amendment No. 35                       X

                    ALLIANCE MUNICIPAL TRUST
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (Check appropriate line)

         immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
      X 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant has registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended June 30, 1999 was filed on September __, 1999.

                    ALLIANCE MUNICIPAL TRUST
                           PROSPECTUS


                       OCTOBER ____, 1999


                        GENERAL PORTFOLIO
                       NEW YORK PORTFOLIO
                      CALIFORNIA PORTFOLIO
                      CONNECTICUT PORTFOLIO
                      NEW JERSEY PORTFOLIO
                       VIRGINIA PORTFOLIO
                        FLORIDA PORTFOLIO
                     MASSACHUSETTS PORTFOLIO




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

    Any representation to the contrary is a criminal offense.

                        TABLE OF CONTENTS


RISK/RETURN SUMMARY
FEES AND EXPENSES OF THE PORTFOLIOS
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
AND RISKS
    Investment Objectives and Strategies
    General Portfolio
    New York Portfolio
    California Portfolio
    Connecticut Portfolio
    New Jersey Portfolio
    Virginia Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Risk Considerations
MANAGEMENT OF THE PORTFOLIOS
PURCHASE AND SALE OF SHARES
    How The Portfolios Value Their Shares
    How To Buy Shares
    How To Sell Shares
    Other
DIVIDENDS, DISTRIBUTIONS, AND TAXES
DISTRIBUTION ARRANGEMENTS
GENERAL INFORMATION
FINANCIAL HIGHLIGHTS

This Prospectus describes the eight Portfolios of the Alliance Municipal Trust. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

OBJECTIVES: The investment objectives of each Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

PRINCIPAL INVESTMENT STRATEGY: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality municipal securities. The General Portfolio is diversified. The remaining Portfolios are non-diversified and only offered to residents of the named states.

PRINCIPAL RISKS: The principal risks of investing in each Portfolio are:

    -- INTEREST RATE RISK. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

    -- CREDIT RISK. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

    -- MUNICIPAL MARKET RISK. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investment.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.  Although the

Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    -- the Portfolio's average annual total returns for one, five, and 10 years (or over the life of the Portfolio if less than 10 years old); and

    -- changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current SEVEN-DAY yield information for any Portfolio by calling (800) 221-9513 or your financial intermediary.

GENERAL PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).

NEW YORK PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


CALIFORNIA PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


CONNECTICUT PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).

NEW JERSEY PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


VIRGINIA PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


FLORIDA PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).

MASSACHUSETTS PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS)

               ANNUAL PORTFOLIO OPERATING EXPENSES
                        GEN  NY   CA   CT   NJ   VA   FL   MA

Management Fees

12b-1 Fees

Other Expenses

Total Portfolio
  Operating Expenses

Expense Reimbursement*

Net Expenses


_______________
* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses so that the Fund's expense ratio does not exceed 1.00%.

                            EXAMPLES

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                        GEN  NY   CA   CT   NJ   VA   FL   MA

    1 Year

    3 Years

    5 Years

    10 Years

OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
AND RISKS

This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

Please note:

    -- Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

    -- There can be no assurance that any Portfolio will achieve its investment objectives.

INVESTMENT OBJECTIVES AND STRATEGIES

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

Each Portfolio pursues its objectives by investing in high-quality municipal securities and normally will invest not less than 80% of its total assets in these securities. Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax not state personal income or other state tax.

Each Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the
"AMT").

GENERAL PORTFOLIO

The General Portfolio seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

NEW YORK PORTFOLIO

The New York Portfolio seeks maximum current income exempt from Federal, New York state, and New York City personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions.

CALIFORNIA PORTFOLIO

The California Portfolio seeks maximum current income exempt from Federal and California state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions.

CONNECTICUT PORTFOLIO

The Connecticut Portfolio seeks maximum current income exempt from Federal and Connecticut state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of Connecticut or its political subdivisions.

NEW JERSEY PORTFOLIO

The New Jersey Portfolio seeks maximum current income exempt from Federal and New Jersey state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions. The Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (which includes New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities).

VIRGINIA PORTFOLIO

The Virginia Portfolio seeks maximum current income exempt from Federal and Commonwealth of Virginia personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

FLORIDA PORTFOLIO

The Florida Portfolio seeks maximum current income exempt from Federal and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

MASSACHUSETTS PORTFOLIO

The Massachusetts Portfolio seeks maximum current income exempt from Federal and Commonwealth of Massachusetts personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

MUNICIPAL SECURITIES. The Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

Each Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

Each Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but each Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. Each Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities.

TAXABLE MONEY MARKET SECURITIES. The Portfolios' investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes when financial, economic, or market conditions warrant, each Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives.

RISK CONSIDERATIONS

The Portfolios' principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments).
The Portfolios invest in highly-rated securities to minimize credit risk.

The quality and liquidity of certain of the Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause a Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

The Portfolios may invest up to 10% of their net assets in illiquid securities, including for the Massachusetts Portfolio, illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

YEAR 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Fund. Nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services.
In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities.

The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

MANAGEMENT OF THE PORTFOLIOS

The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 1999 totaling more than $321 billion (of which more than $140 billion represented assets of investment companies). As of June 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have more than 4.5 million shareholder accounts.

Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended June 30, 1999, as a percentage of average daily net assets:

PORTFOLIO               FEE AS A PERCENTAGE OF AVERAGE
                             DAILY NET ASSETS*

General Portfolio
New York Portfolio
California Portfolio
Connecticut Portfolio
New Jersey Portfolio
Virginia Portfolio
Florida Portfolio
Massachusetts Portfolio

_______________
* Fees are stated net of waivers and/or reimbursements. See the "Annual Fund Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolios' shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each of the Portfolio's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

    --   INITIAL INVESTMENT

You may purchase the Portfolios' shares by instructing your Account Executive to use one or more Portfolios in connection with your brokerage account.

You also may purchase the Portfolios' shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. In addition, you may obtain information about the Form, purchasing shares, or other Fund procedures by calling this number.

    -    Minimum Investment Amounts

    --   Initial                            $1,000
    --   Subsequent                         $100
    --   Minimum Maintenance Amount         $500

These minimums do not apply to shareholder accounts maintained through financial intermediaries, which may maintain their own minimums.

    -    SUBSEQUENT INVESTMENTS

         -    By Check:

              Mail or deliver your check or negotiable draft payable to your brokerage firm to your Account
              Executive, who will deposit it into the
              Portfolio(s). Please indicate your brokerage account number.

         -    By Sweep:

              Your brokerage firm may offer an automatic "sweep" for a Portfolio in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you do not maintain your shares through a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electric funds transfer has cleared (which may take up to 15 days).

You also may redeem your shares:

    -    By Sweep:

         If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

    -    By Checkwriting:

         With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

OTHER

Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

The Portfolios offer a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-
5672.

A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains.

Distributions to you out of tax-exempt interest income earned by each Portfolio are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT.

Each Investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

For each Portfolio, except the New York and Connecticut
Portfolios, distributions out of income earned from U.S.
Government securities will be exempt from state personal income or other state tax as described below.

NEW YORK PORTFOLIO. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York
City personal income taxes.

CALIFORNIA PORTFOLIO. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes.

CONNECTICUT PORTFOLIO. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut
Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes.

NEW JERSEY PORTFOLIO. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

VIRGINIA PORTFOLIO. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities are exempt from Virginia individual, estate, trust, or corporate income tax.

FLORIDA PORTFOLIO. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax.

MASSACHUSETTS PORTFOLIO. Distributions to residents of Massachusetts out of interest earned by the Massachusetts
Portfolio from Massachusetts municipal securities are exempt from Massachusetts state personal income taxes.

Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

DISTRIBUTION ARRANGEMENTS
The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

GENERAL INFORMATION
During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.

                                        GENERAL PORTFOLIO

                                ______________________________________
                                        Year Ended June 30
                                ______________________________________
                                1999    1998     1997     1996    1995
                                ____    ____     ____     ____    ____

Net asset value,
  beginning of period

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (a)

Net gains or losses on
  securities
Total from investment
  operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end
  of period

TOTAL RETURN
Total investment return
  based on net asset value (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment income (a)

________________________________________________________________

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                        NEW YORK PORTFOLIO
                                ______________________________________
                                        Year Ended June 30
                                ______________________________________
                                1999    1998     1997     1996    1995
                                ____    ____     ____     ____    ____

Net asset value, beginning
  of period

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (a)

Net gains or losses on securities
Total from investment operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value,
  end of period

TOTAL RETURN
Total investment return
  based on net asset value (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment income (a)

________________________________________________________________

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                        CALIFORNIA PORTFOLIO
                                ______________________________________
                                        Year Ended June 30
                                ______________________________________
                                1999    1998     1997     1996    1995
                                ____    ____     ____     ____    ____

Net asset value, beginning
  of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (a)

Net gains or losses on securities
Total from investment operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end
  of period

TOTAL RETURN
Total investment return based
   on net asset value (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment income (a)

________________________________________________________________

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                        CONNECTICUT PORTFOLIO
                                ______________________________________
                                        Year Ended June 30
                                ______________________________________
                                1999    1998     1997     1996    1995
                                ____    ____     ____     ____    ____

Net asset value, beginning of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (a)

Net gains or losses on securities
Total from investment operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end of period

TOTAL RETURN
Total investment return based
  on net asset value (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment income (a)

________________________________________________________________

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                        NEW JERSEY PORTFOLIO
                                ______________________________________
                                        Year Ended June 30
                                ______________________________________
                                1999    1998     1997     1996    1995
                                ____    ____     ____     ____    ____

Net asset value, beginning
  of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (a)

Net gains or losses on securities
Total from investment operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end of period

TOTAL RETURN
Total investment return based
  on net asset value (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment income (a)

________________________________________________________________

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                  VIRGINIA PORTFOLIO
                          ________________________________________
                                  Year Ended June 30   October 25, 1994 (a)
                          ____________________________        through
                          1999    1998    1997     1996    June 30, 1995
                          ____    ____    ____     ____ ___________________

Net asset value,
  beginning of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (b)
Net gains or losses on
  securities
Total from investment
  operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end
  of period

TOTAL RETURN
Total investment return
  based on net asset
  value (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net
  assets of:
    Expenses, net of
      waivers and
      reimbursements
    Expenses, before
      waivers and
      reimbursements
    Net investment
      income (b)

________________________________________________________________

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by Alliance.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                          FLORIDA PORTFOLIO
                          ________________________________________
                                  Year Ended June 30   June 28, 1995 (a)
                          ____________________________        through
                          1999    1998    1997         June 30, 1996
                          ____    ____    ____        ___________________

Net asset value,
  beginning of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (b)
Net gains or losses on
  securities
Total from investment
  operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value, end
  of period

TOTAL RETURN
Total investment return
  based on net asset
  value (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)
Ratio to average net
  assets of:
    Expenses, net of
      waivers and
      reimbursements
    Expenses, before
      waivers and
      reimbursements
    Net investment
      income (b)

________________________________________________________________

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by Alliance.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                        MASSACHUSETTS PORTFOLIO
                             ________________________________________
                               Year Ended June 30   April 17, 1997 (a)
                             ____________________         through
                             1999       1998         June 30, 1997
                             ____       ____         __________________

Net asset value, beginning
  of period

INCOME FROM INVESTMENT
  OPERATIONS

Net investment income (b)
Net gains or losses on
  securities
Total from investment
  operations

LESS:  DISTRIBUTIONS
Dividends
Distributions
Total distributions
Net asset value,
  end of period

TOTAL RETURN
Total investment return
  based on net asset
  value (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (in millions)
Ratio to average net
  assets of:
    Expenses, net of waivers
      and reimbursements
    Expenses, before waivers
      and reimbursements
    Net investment
      income (b)

________________________________________________________________

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by Alliance.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolios, the following documents are available upon request:

--       ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

--       STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios' have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquires concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520, Secaucus, New Jersey 07096

BY PHONE:          For Information:    (800) 824-1916
                   For Literature:     (800) 824-1916


Or you may view or obtain these documents from the Securities and Exchange Commission:

IN PERSON:         at the Securities and Exchange Commission's
                   Public Reference Room in Washington, D.C.

BY PHONE:          (800) SEC-0330 (for information only)

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

You also may find more information about Alliance on the Internet at: www.Alliancecapital.com.

                                                File No. 811-3586

(LOGO)                                 ALLIANCE MUNICIPAL TRUST
____________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         October __, 1999
____________________________________________________________

                        TABLE OF CONTENTS
                                                 Page

   Investment Objectives and Policies.........................

Investment Restrictions....................................

Management.................................................

Purchases and Redemption of Shares.........................

Additional Information.....................................

Daily Dividends-Determination of Net Asset Value...........

Taxes......................................................

General Information........................................

Appendix A-Description of Municipal Securities.............

Appendix B-Description of Securities Ratings...............

Financial Statements and Independent Auditors Report.......

       This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October __, 1999. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.
__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
___________________________________________________________

    Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund consists of eight distinct Portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio and the Massachusetts Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio, except the Florida and Massachusetts Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days and, except when a Portfolio assumes a temporary defensive position, at least 80% of each such Portfolio's total assets will be so invested. The Florida and Massachusetts Portfolios pursue their objectives by investing in high quality municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), and, except when such a Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of each Portfolio's total assets will be invested in municipal securities. While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this Statement of Additional Information may be changed by a Portfolio upon notice but without such approval. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

    Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolios's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a portfolio's income will be exempt only from Federal income tax not state personal income tax or other state tax.

    General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

    New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions. Except when the New York Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the New York Portfolio are offered only to New York State residents.

    California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions. Except when the California Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the California Portfolio are available only to California residents.

    Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

   New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. The Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e. New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

    Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions. Except when the Virginia Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Virginia Portfolio are available only to Virginia residents.

    Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will be so invested. Shares of the Florida Portfolio are available only to Florida residents.

    Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.

    New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios should consider the greater risks of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

    No Portfolio will invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

    To the extent suitable New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions.
The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but, with respect to: (i) non-New York municipal securities owned by the New York Portfolio, will be subject to New York State and New York City personal income taxes; (ii) non-California municipal securities owned by the California Portfolio, will be subject to California personal income taxes;
(iii) non-Connecticut municipal securities owned by the Connecticut Portfolio, will be subject to Connecticut personal income taxes; (iv) non-New Jersey municipal securities owned by the New Jersey Portfolio, will be subject to New Jersey personal income taxes; (v) non-Virginia municipal securities owned by the Virginia Portfolio, will be subject to Virginia personal income taxes; (vi) non-Florida municipal securities owned by the Florida Portfolio, will be subject to Florida income and intangible taxes and (vii) non-Massachusetts municipal securities owned by the Massachusetts Portfolio, will be subject to Massachusetts personal income taxes.

Municipal Securities

    The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Fund invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States; or

         2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act

         Each Portfolio of the Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, each Portfolio of the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

         Under Rule 2a-7 the General Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The remaining Portfolios of the Fund are subject to this restriction with respect to 75% of their assets. Government securities are considered to be first tier securities. In addition, the Portfolios may not invest in a conduit security that has received, or is deemed comparable in quality to a conduit security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

Alternative Minimum Tax

         Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law,
(1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

   Taxable Securities And Temporary Defensive Position

         Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio include to those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
              Corporation; or

         3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements

         Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a

Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

         Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Variable Rate Obligations

         The interest rate payable on certain municipal securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

         Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities

         Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

Illiquid Securities

         No Portfolio of the Fund will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts Portfolio.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts Portfolio, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts Portfolio, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

General

         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

         Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         Effective November 1, 1991, the Fund's former name of
Alliance Tax-Exempt Reserves was changed to Alliance Municipal
Trust.

MASSACHUSETTS PORTFOLIO.  THE FOLLOWING POLICIES RELATE TO THE
MASSACHUSETTS PORTFOLIO.

         Restricted Securities. The Massachusetts Portfolio may also purchase restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

         (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the

               Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Massachusetts Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities

         The Massachusetts Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida or Massachusetts Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO

         The following is based on information obtained from an Official Statement, dated July 15, 1998, relating to $92,695,000 General Obligation Bonds Series 1998D Tax-Exempt Bonds, Accelerated Capacity and Transportation Improvements of the Nineties Bonds, Environmental Quality 1986 Bonds, Rebuild New York Through Transportation Infrastructure Renewal Bonds, Transportation Capital Facilities Bonds, Pure Water Bonds, Energy Conservation Through Improved Transportation Bonds, Environmental Quality 1972 Bonds, Clean Water/Clean Air Bonds and $7,020,000 Series 1998E Taxable Bonds, Clean Water/Clean Air Bonds, and the Update to the Annual Information Statement of the State of New York dated August 3, 1998.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

              The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally.
The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The State Division of Budget ("DOB") forecasts that national economic growth will be quite strong in the first half of calendar 1998, but will moderate considerably as the year progresses. The projected overall growth rate of the national economy for calendar year 1998 is modestly below the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1998 is projected to be 3.3 percent, with a decline in net exports and continued restraint in federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to reach its lowest annual rate since the 1960's at about 1.6 percent due to improved productivity, foreign competition and low energy and commodity costs. Personal income and wages are projected to increase by
5.3 percent and 6.3 percent respectively.

         The forecast of the State's economy shows continued expansion during the 1998 calendar year, with continued growth projected in 1998 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline to 4.8 percent in 1998, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.

1997-98 Fiscal Year

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

         The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts then on deposit in the Community

Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of
0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. . The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

         General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         1998-99 Fiscal Year

         On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

         The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

         1997-98 Fiscal Year

         The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

         The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

         Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

         Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased
$233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

         Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

         An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

         Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased
$341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

         An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

         1996-97 Fiscal Year

         The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

         The State reported a General Funds operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

         Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

         Expenditures increase $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

         Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

         An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

         Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

         An operating surplus of $98 million was reported to the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

1995-96 Fiscal Year

         The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

         In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority.
The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997, the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal year 1996-97. Recent staff reports also indicate that the City projects a substantial surplus for City fiscal year 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $850 million of seasonal financing in fiscal year 1999. The City issued $1.075 billion of short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the States budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $4.9 billion in 1999 and City funded expenditures are forecast at $3.4 billion in the 1999 fiscal year.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2000, 2001 and 2002 to eliminate the respective $1.9 billion, $2.7 billion and $2.3 billion projected remaining budget gaps for such fiscal years. This program, which is not specified in detail, assumes for the 2000, 2001 and 2002 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $89 million, $1.5 billion and $1.3 billion; savings from privatization initiatives and asset sales of $300 million, $350 million and $200 million; additional Federal and State aid of $300 million, $500 million and $425 million; and additional entitlement cost containment initiatives of $300 million, $300 million and $300 million; and the availability of $100 million, $100 million and $100 million of the General Reserve.

         The City's projected budget gaps for the 2001 and 2002 fiscal years do not reflect the savings expected to result from the prior years programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting the budget gaps for the 2001 and 2002 fiscal years.

         Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budge in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economy.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.97 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

         The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         The appropriation and allocation of general purpose local government aid among localities, including the City, is currently the subject of investigation by a State commission. While the distribution on general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

Certain Municipal Indebtedness

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than the City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claim where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1998-99 State Financial Plan. The State believes that the proposed 1998-99 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 1998-99 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1998-99 State Financial Plan.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

   CALIFORNIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated April 21, 1998, relating to
$600,000,000 State of California General Obligation Bonds and the
California State Budget Highlights 1998-99.

Constitutional Limits on Spending and Taxes

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 Fiscal Year to be disbursed to schools in August 1996.

Short-Term Borrowing of California

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including
repayment of maturing Notes and Warrants.   The State issued $3.0
billion of revenue anticipation notes for the 1997-98 Fiscal Year, which matured on June 30, 1998.

         The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of April 1, 1998 the Finance Committees had authorized the issuance of approximately $2,667,714,000 of commercial paper notes, but as of that date only $1,291,720,000 aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

         As of April 1, 1998, the State had outstanding $18,352,231,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $6,905,994,000 of long-term general obligation bonds. This latter figure consists of $2,667,714,000 of authorized commercial paper notes (of which $1,291,720,000 had been issued), which had not yet been refunded by general obligation bonds, and $4,238,280,000 of other authorized but unissued general obligation debt.

         The State has always paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1998-1999 Fiscal Year Proposed Budget

         On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Proposed Budget").
The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations.

         Total General Fund expenditures for 1998-1999 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget projects that: (1) the State will carry out its normal intra-year cash flow external borrowing in 1998-89, in an estimated amount of $3.0 billion; (2) the budget reserve, the SFEU, will be $296 million at June 30, 1996, slightly lower than the projected level at June 30, 1998 PERS liability; and (3) Special Fund revenues of $14.7 billion and Special Fund expenditures of $15.2 billion in the 1998-98 fiscal year. A total of $3.2 billion of bond fund expenditures are also proposed.

         The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments in PERS v. Wilson. In May, 1997, action was taken by the California Supreme Court in PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

         In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. The Board of Control approved the claim in March, 1998, allowing it to be placed into a claims bill to be paid in the 1998-99 Fiscal Year.

1997-98 Fiscal Year

         On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the"Governor's Budget"). The
Governor's Budget projects General Fund revenues and transfers of $50.7 billion, and expenditures of $50.3 billion.

         The Budget Act, signed by the Governor, anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which matured on June 30, 1998.

         Among the major features of the 1997-98 Budget Act were the following:
         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living component of Proposition 98, and to extend the class size reduction and reading initiatives.

         2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about
6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Unlike prior years, the Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         The Department of Finance released updated estimates for the 1997-98 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million on June 30, 1998, compared to $461 million on June 30, 1997.

1995-96 and 1996-97 Fiscal Years

         The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

Fiscal Years Prior to 1995-96

         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs -- K-14 education, health, welfare and corrections -- at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures, transfers of program responsibilities and funding from the State to local governments, transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98, and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service of bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

Economic Overview

         California's economy is the largest among the 50 states and one of the largest in the world. The State has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion.
California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance.

         California's economy is approaching a major milestone in 1997 as gross state domestic product is expected to pass the $1 trillion mark. As a stand-alone economy, California's economy would rank seventh in the world, ahead of China's and behind the United Kingdom's.

         California's economy continues to grow at a strong pace, adding nearly 400,000 jobs over the past year. Housing starts are 32 percent higher than a year ago, non-residential construction is growing strongly, personal income is rising, and consumer prices remain relatively stable. In July 1998, the State's unemployment rate dropped to an eight-year low.

         The forecast is for continued growth in 1998 at levels similar to last year's rates -- employment growth for 1998 at 3.2 percent, personal income growth at 7.2 percent, and 17.3 percent growth in housing starts. California expects to continue to outperform the nation in 1999 in both job creation growth (2.9 percent) and income growth (5.7 percent).

Orange County Bankruptcy

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately 7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The county has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short-term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

Litigation

         In the case of Board of Administration v. Wilson, plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the

Public Employees' Retirement System (PERS) beginning in Fiscal Year 1992-93. The Superior Court found, and the Court of Appeals affirmed, the legislation to be unconstitutional, and directed the State to transfer to PERS the contributions that were unpaid to date.

         On July 30, 1997, the Controller transferred $1.228 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequent State payments to PERS will be made on a quarterly basis. No prejudgment interest has been paid in accordance with the trial court ruling that there was insufficient evidence that money for that purpose had been appropriated and was available. No post-judgment interest was ordered. PERS has filed a claim with the State Board of Control in the amount of $308 million for the accrued interest on the judgment; PERS also seeks interest on the unpaid accrued interest amount. The State Board of Control approved this claim in March, 1998.

         The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are the more significant lawsuits pending against the State as of April 21, 1998:

         Northern California 1997 Flood Litigation: In January of 1997, California experienced major flooding with current estimates of property damage to be approximately $1.6 to $2 billion. To date, one lawsuit has been filed by 500 homeowners, but more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

         In California Ambulance Association v. Shalala, plaintiffs seek to compel the Department of Health Services to pay ambulance and physician services co-payments under the Medicare and Medicaid Acts. Should the plaintiffs prevail, the liability for retroactive payments is estimated to be $490 million, and the liability for future payments can be in excess of $130 million annually. The General Fund and the federal government will share the liability equally.

         In Ceridian Corporation v. Franchise Tax Board, the validity of two sections of the California Tax laws is challenged. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are invalidated, and all


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

dividends become deductible, then the General fund can become liable for approximately $200-$250 million annually.

         In Hayes v. Commission on State Mandates, the State is appealing an order to reimburse local school districts for special education programs. The potential liability to the State has been estimated at more than $1 billion.

         In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $300 million to $800 million.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to a
sample of plaintiffs.   The State's potential liability to the
remaining plaintiffs ranges from $800 million to $1.5 billion.

         In California State Employees Association v. Wilson and Professional Engineers in California Government v. Wilson, the petitioners have challenged transfers of funds from the State Highway Account and the Motor Vehicle Account to the General Fund. The loss to the State's General Fund from both suits could be up to $608 million.

         In Just Say No To Tobacco Dough Campaign v. State of California, the petitioners challenge certain appropriations from the Cigarette and Tobacco Products Surtax Fund. If the State loses, the General Fund would be used to reimburse the Surtax Fund for approximately $166 million. Similarly, in Hathaway v. Wilson, the plaintiffs seek reimbursement to various special funds of approximately $335 million for challenged transfers and appropriations.

         In two related cases, Beno v. Sullivan and Welch v. Anderson, concerning reductions in Aid to Families with Dependent Children (AFDC) grant payments, the State's potential liability for retroactive AFDC payments is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

CONNECTICUT PORTFOLIO

         The following is based on information obtained from an Official Statement, dated July 8, 1998, relating to $105,445,000 State of Connecticut Taxable General Obligation Bonds (1998 Series B) and $80,000,000 State of Connecticut Taxable General Obligation Bonds (1996 Series A), the Report of the State Comptroller for the Fiscal Year Ended June 30, 1998, the Comptroller's Monthly Letter to the Governor dated October 1,

1997 and the Comptroller's Report: Connecticut's Economic Health-
January 1998.

General Fund Budgets

         1995-96 Operations The Comptroller's August 30, 1996 annual report indicated a 1995-96 General Fund surplus of $250 million. This surplus is primarily the result of higher than anticipated revenue collections of $274.1 million above original budget projections. The most significant contributor to this increase was the personal income tax for which estimates were revised upward by $182.4 million. The improved revenue results are offset somewhat by Medicaid expenditures anticipated to be higher than appropriations and costs associated with settlements in lawsuits against the State. Up to $89.5 million of the fiscal 1995-96 surplus shall be deemed to be appropriated to the Economic Recovery Fund to meet the fiscal 1996-97 debt service payments on the Economic Recovery Notes. No assurances can be given that an audit will not indicate changes in the actual 1995-96 General Fund result as reported by the Comptroller.

         1996-97 Operations The Comptroller's August 29, 1997 annual report indicated a 1996-97 General Fund surplus of over $262 million. State spending ended the year $150.3 million over budget; however, the higher than anticipated expenditures were more than offset by strong revenue receipts. State income tax receipts ended the year $261.9 million over budget despite income tax reductions that became effective during the fiscal year and total tax refunds were $91.5 million under original budget projections owing to large capital gains that reduced or eliminated anticipated refunds. $166.7 million of the fiscal 1996-97 surplus shall be deemed to be appropriated to the Economic Recovery Fund, thereby retiring the principal and interest debt on the Economic Recovery Notes. The remaining $95.9 million of the surplus has been reserved for transfer to the Budget Reserve Fund which, with these additional monies, will total $336.9 million. No assurances can be given that an audit will not indicate changes in the actual 1996-97 General Fund result as reported by the Comptroller.

         1997-98 Operations  Per Section 3-115 of the Connecticut
General Statutes, the Comptroller must submit on an annual basis a budgetary report for the previous fiscal year.

         The Report of the State Comptroller for the Fiscal Year ended June 30, 1998 indicated that under the state's current modified cash basis of accounting, the General Fund posted a net Fiscal Year 1998 surplus of $312,911,356, the highest dollar surplus since Fiscal Year 1987. Fiscal Year 1998 General Fund expenditures inclusive of federal and other grant accounts increased by 5.6% over the prior fiscal year. This increase is more than three times the rate of general inflation and, therefore, represents a historically high level of adjusted spending growth. During Fiscal Year 1998, General Fund appropriations rose $487,462,994 above the budget plan. The higher than anticipated General Fund expenditures were more than offset by revenues that were 6.4% above the prior fiscal year's receipts. The higher revenues were led by a 15.6% rise in gross income tax receipts and a 6.2% increase in the sales tax receipts. The income tax finished Fiscal Year 1998 $461.1 million over budget expectations. The sales tax was $77.6 million over budget. These two tax sources contributed 63% of all General Fund revenue. A strong economy explains the phenomenal growth in revenues.

         1998 - 1999 Operations The Midterm Budget Adjustments as adopted by the legislature for fiscal year 1998 - 1999 anticipate General Fund expenditures of $9,972.4 million, General Fund revenues of $9,992.0 million and an estimated General Fund surplus of $19.6 million. In the Monthly Letter to the Governor dated October 1, 1998, the Comptroller estimated a Fiscal Year 1999 General Fund Surplus of $119,400,000, with revenues projected at $143.2 million higher than budgeted. Over 80 percent of this additional revenue, or $119 million, will be generated by the state income tax. Higher spending will partially offset the revenue gain. Spending is now projected to end the year $23.8 million over budget.

Economic Overview

         Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992.
During the recovery period, Connecticut has lagged behind the nation and the New England region in economic growth, and has yet to regain its pre-recession strength. Overall the recession cost Connecticut 158,000 jobs. The manufacturing sector was particularly hard hit and the largest share of these job losses is attributable to cuts in federal defense spending. Between 1985 and 1995, Connecticut's defense procurement receipts dropped from $7.1 billion to $2.5 billion (in 1992 dollars) -- a 65 percent reduction. In that same period, manufacturing employment fell 31.2 percent.

         As of October, 1997, Connecticut had recovered almost 64 percent of its recessionary employment loss. During the early part of the recovery, Connecticut job gains were running well below the national average; however, over the past two years Connecticut's job growth has been consistent with the national trend. The fastest growing private industries are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 1996, Connecticut added a net total of 33,000 nonfarm jobs. This is the strongest job


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

growth performance since the end of the recession. During 1997, Connecticut's economic growth improved the state's overall fiscal position. The state experienced its strongest level of job growth in more than a decade, adding almost 30,000 new jobs during Fiscal year 1997. The state's current 2 percent rate of employment growth approximates the national rate. In October 1997, (the latest data available) the unemployment rate in the state was 4.7 percent, down a full percent from the previous
year.   However, there are still areas of very high unemployment
throughout the state, especially in the larger urban centers.

         The Connecticut Labor Department projects that the state will add a total of 181,500 jobs between the years 1994 and 2005, representing a 10.8 percent increase in total employment. Connecticut experienced a 2.1% growth in employment during Fiscal Year 1998, adding 33,900 jobs. The state's unemployment rate at the close of the fiscal year was 3.8%.

         It is estimated that the jobs being created in Connecticut pay 30 to 50 percent less than the jobs that were lost during the recession. Despite this, earnings have risen at a 3.3 percent annual rate since the end of the recession.
Connecticut's per capita income is the highest in the nation --
33 percent above the national average for 1995.

         Connecticut forecasts project continued moderate growth for the State's economy through 1997.

State Indebtedness

         There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has


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

borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

         Connecticut is a high debt state. Net state bonded debt increased to $9.2 billion at the end of Fiscal Year 1997. This represented a 3 percent or $248 million increase over the previous year. Per capita net bonded debt has now reached $2,774. In addition to debt on bonds, the state has unfunded pension obligations, unfunded payments to employees for compensated absences, unfunded workers compensation payments, and capital leases. These additional long-term obligations bring total state debt to $16.3 billion, a $357 million increase over the previous year.

Litigation

         The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO

         The following is based on information obtained from an Official Statement, dated February 15, 1998, relating to $423,120,000 State of New Jersey General Obligation Bonds, consisting of $418,120,000 State of New Jersey General Obligation Bonds (tax-exempt) (various purposes) and $5,000,000 Community Development Bonds (1982) (Series M) (taxable for federal income tax purposes), and the Fiscal Year 1999 Budget in Brief dated February 10, 1998.

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .49 percent and between 1990 and 1996 the growth rate accelerated to .53 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the count (TM) (C)
(R)population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from

Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $248.0 billion for 1996, an increase of 4.6 percent from 1995. Personal income increased 5.2 percent between 1996 and 1997, and is expected to increase by approximated 4.7 percent in both 1998 and 1999.Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s, and has narrowed slightly in the 1990s. In 1996, the State ranked second among all states in per capita personal income ($31,053). Income growth is anticipated to remain strong, reflecting continued growth in employment levels.

         After experiencing a boom during the mid-1980s, New Jersey, as well as the rest of the Northeast United States, slipped into a slowdown well before the onset of the national recession, which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession, construction activity had already been declining in the State for nearly two years, growth had tapered off markedly in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New Jersey rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5 percent in 1992. Since that time, unemployment has decreased significantly. The jobless rate fell to an average of 6.2 percent in 1996 and 5.4 percent during the first nine months of 1997. The State experienced strong employment growth of 1.7 percent during 1997, bringing the employment level to 3.7 million, an increase of more than 40,000 jobs from a pre-recession high set in March of 1989. Employment is projected to grow at a rate of 1.5 percent during 1998 and ease to 0.9 percent in 1999.

         Construction jobs started growing again in 1997 after two weak years and manufacturing declines shrunk from 2-3 percent in 1995-96 to 0.6 percent in 1997. Aggregate growth in the service sector remained strong at 2.6 percent but that masks growth rates in some business service sectors that are above the comparable national rates. Vehicle registrations grew steadily through the first three quarters of the year and should generate the fastest annual pace since 1994.

         The rising economic trend experienced in the State has led to higher retail sales, which showed steady growth from 1992 through 1996, including a 3.8 percent increase from 1995 to 1996. The higher retail sales, in turn, produced steady increases in retail trade jobs (both full and part time). Retail trade employment has risen by nearly 49,000 since a May 1992 low point. From December 1996 to June 1997, the number of retail jobs rose by 8,700. The strong employment and income picture, supplemented by the three year boom in the financial markets, fueled a resurgence in consumer spending. Consumer spending was 3.3 percent during 1997 and is expected to remain high in 1998 at 2.9 percent. Concern over high consumer debt levels is beginning to wane. Business investment in durable equipment is expected to remain steady in 1998 at a real growth rate of just over 13 percent.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1997, the undesignated fund balances for all funds were projected to be $1.11 billion, an increase of $224.2 million from fiscal year 1996. The undesignated fund balances for all funds are estimated to be $1.02 billion for fiscal year 1998. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, were $10.97 billion for fiscal year 1997 and are estimated to be $11.15 billion in fiscal year 1998.

State Related Obligations

         On March 2, 1992, the New Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in State guaranteed bonds and defeased all previously outstanding State guaranteed bonds of the Sports Authority. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasure have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1997 there were approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of December 16, 1997, there were approximately $3,593,245,000 aggregate principal amount of TTFA issues outstanding including $347,655,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT"). To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Legislation enacted during 1992 by the State authorizes the Economic Development Authority ("EDA") to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1997 there were approximately $228,227,868.90 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the


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

amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of October 6, 1997 stood at an aggregate principal amount of $624,324,305.59. Of this total, $409,224,305.59 was issued by the New Jersey Housing and Mortgage Finance Agency which has never had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its "moral obligation" and which is anticipated to earn revenues which will continue to be sufficient to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation were the other two entities which issued moral obligation indebtedness in aggregate principal amounts of $136,385,000 and $78,715,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation

         There are a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect. The State is unable at this time to estimate its exposure for these claims and intends to defend these suits vigorously. Among them are suits challenging (a) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (b) the state's failure to provide funding to hospitals required by state law to treat all patients, regardless of ability to pay; (c) the State's compliance with the court order in Abbot v. Burke to close the spending gap between poor urban school districts and wealthy districts; (d) the State's compliance with the Clean Water Act and Resource Conservation Recovery Act at Liberty State Park;
(e) the use of monies collected under the Fair Automobile Insurance Reform Act of 1990 through assessments on insurers licensed or admitted to write property and casualty insurance in the State; (f) violations of the Americans with Disabilities Act of 1990 and discrimination charges against the State Department of Corrections; (g) the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; (h) Medicaid hospital reimbursement since February 1995; (i) efforts to revitalize Atlantic City through the design and construction of a highway and tunnel; (j) reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1998 to February 10, 1995; (k) the Pension Bond Financing Act of 1997; and (l) the constitutionality, under the State constitution, of the "family cap" provisions of the State Work First New Jersey Act.

VIRGINIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated September 1, 1998, relating to
$72,920,000 Commonwealth of Virginia General Obligation Bonds,
Series 1998.

         Economic Climate

         The Commonwealth's 1997 population of 6,734,000 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,598 square miles of land area, its 1997 population density was 170 person per square mile, compared with 73 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions- -a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 1997 population of 2,003,000. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

         According to the U.S. Department of Commerce, Virginians received over $168 billion in personal income in 1996. This represents a 70.7 percent increase over 1987 while the nation as a whole experienced a gain of 70.8 percent for the same period. In 1996, Virginia had per capita income of $25,212, the highest of the Southeast region and greater than the national average of $24,426. Virginia's per capita income rose from 94 percent to 103 percent of the national average from 1970 to 1996. From 1987 to 1996, Virginia's 4.9 percent average rate of growth in personal per capita income was slightly less than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states.. Services, the largest employment sector, accounted for 29.1 percent of nonagricultural employment in 1996, and has increased by 19.8 percent from 1992-1996, making it the fastest growing sector in the Commonwealth. Manufacturing is also a significant employment sector, accounting for 12.7 percent of nonagricultural employment in 1996. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector decreased 2.2 percent from 1992 to 1996.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1996, an average of 4.4 percent of Virginia's citizens were unemployed as compared with the national average which was 5.4 percent.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

         Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue

Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1997, $156,649,000 was on deposit in the Revenue Stabilization Fund.
In addition, $58,314,000 of the General Fund balance on June 30, 1997 was reserved for deposit in the Revenue Stabilization Fund.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         On December 19, 1997, the Governor presented to the General Assembly amendments to the 1997 Appropriation Act, affecting the 1996-98 biennium. The amendments represented an aggregate net increase of $22.4 million in general fund appropriations and an increase of $74.5 million in nongeneral fund appropriations above the amounts appropriated for the 1996-98 biennium in the 1997 Appropriation Act.

         On December 19, 1997, the outgoing Governor presented to the General Assembly the 1998-2000 Budget Bill for the 1998-2000 biennium. The 1998-2000 Budget Bill presented by the Governor provided about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on the non-business automobiles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.




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

         On January 26, 1998, the incoming Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 classrooms ($35.1 million) and to eliminate the personal property tax on non-business automobiles valued up to $20,000 ($233.2 million). His amendment also made minor adjustments, many of them based on updated information available since the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, correct accounting for interest earnings, and elimination of an unneeded Lottery Special Reserve.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, included $447 million for personal property tax relief and $80.8 million for local school construction and repair. The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act and its provisions went into effect on July 1, 1998.

         Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims for overpaid taxes. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.




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

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $66 million payable in respect of the settlement. This final payment was originally scheduled to be paid on March 31, 1999. During the 1998 Session of the General Assembly, legislation was approved providing for the early payment of the remaining balance on September 20, 1998, (subject to appropriation) and providing that the undesignated and unreserved general fund balance is met on August 15, 1998.
If such balance is not met, special installment payment will be made on September 30, 1998 based on a percentage of the final payment, balance due will be paid, with payment of the balance occurring no later than March 31, 1999.

FLORIDA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated September 4, 1997, relating to
$95,690,000 State of Florida Full Faith and Credit Jacksonville
Transportation Authority Senior Lien Bonds, Series 1997A and the
Governor's Budget Recommendations Fiscal Year 1998-1999.

Economic Climate

         Florida is the fourth most populous state in the nation with an estimated population of 14.9 million with the state's population projected to top the 15 million mark during 1998. Exceptional growth has doubled Florida's population in the past 25 years. During the 1990s, the state's weekly growth has averaged 4,840 new residents. During Fiscal Year 1998-99, Florida is expected to add 271,000 people.

         Florida's personal income growth is expected to have exceeded that for the United States in Fiscal Year 1997-98, and is forecasted to increase in Fiscal Year 1998-99 because of the state's faster population and economic growth. Personal income is expected to have increased 6.9 percent in Fiscal Year 1997-98 and to increase 5.8 percent in and Fiscal Year 1998-99. Measured in real dollars, personal income is expected to have grown 5.1 percent in Fiscal Year 1997-98 and to increase 3.6 percent in Fiscal Year 1998-99. Florida and U.S. per capita personal income have been almost the same since 1980. Florida had a per capita personal income of $24,226 in 1996 and the


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

United States had $24,426. Florida's real per capita income is expected to have increased 3.1 percent for Fiscal Year 1997-98 and to increase by 1.8 percent for Fiscal Year 1998-99. After that, real per capita income is expected to grow about 1.6 percent for the next few years. The structure of Florida's income differs from that of the nation. Because Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income. Florida's employment income in 1995 represented 60.6 percent of total personal income, while the U.S. share of total personal income in the form of wages and salaries and other labor benefits was 70.8 percent. One positive aspect of this greater diversity is that transfer payments are typically less sensitive to the business cycle than employment income, and, therefore, act as stabilizing forces in weak economic periods.

         Florida's non-farm jobs are expected to have grown 3.9 percent in Fiscal Year 1997-98 and to grow 2.6 percent in Fiscal Year 1998-99. After that, job growth is expected to slow to 2 percent in Fiscal Year 2002-03 before accelerating again. While about a third of all non-farm jobs in Florida are in the services sector, about half of the new jobs added each year are in that sector. Service jobs are expected to have grown 4.7 percent (105,400 jobs) in Fiscal Year 1997-98 and to increase 4 percent (92,500 jobs) in Fiscal Year 1998-99.

         Half the jobs in services are found in the business and health services industry groups. While all of the industries within business services have all been growing at a rapid rate, employment and help supply agencies have been adding the most jobs at the fastest rate. Much of the growth in business services reflects the conversion of employees in other industries to leased employment rather than the creation of new jobs.

         The second largest services industry group is health services. While employment in health services has continued to grow, its rate of growth has been slowing since 1990. The slowdown has been attributed to employers switching to managed care plans to help reduce the fringe benefit cost of health care. From a high of about 8 percent in 1990, health services job creation had slowed to about 2 percent in late 1996. Since then, job growth in health services had accelerated to 3.5 percent in the later part of 1997. After services, trade is expected to have grown the fastest with 3.6 percent in Fiscal Year 1997-98 (59,700 jobs) and to grow 2.3 percent (39,100 jobs) in Fiscal Year 1998-99.

         Construction job growth is expected to have declined from 12 percent (42,000 jobs) in Fiscal Year 1997-98 to decline


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

1.5 percent (5,600 jobs) in Fiscal Year 1998-99 because of a slowing economy. Government employment is expected to have increased 2.3 percent (22,200 jobs) in Fiscal Year 1997-98 and to grow 2.4 percent (23,100 jobs) in Fiscal Year 1998-99.

Fiscal Matters

         In December 1992 the State legislature enacted a law whereby the projected revenue windfall will be transferred from the General Revenue Fund to a Trust Fund to defray the costs of matching funds and a wide array of expenditures related to Hurricane Andrew. The amount of the transfer will change based on revisions made by the State's Revenue Estimating Conference. The State's Revenue Estimating Conference has estimated that additional non-recurring general revenues of $159 million during fiscal year 1994-95 will be generated as a result of increased economic activity due to Hurricane Andrew.

         On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. For the first year which is fiscal year 1995-96, the limit is based on actual revenues from fiscal year 1994-95.
State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         In fiscal year 1995-1996, Florida derived an estimated 66 percent of its total direct revenues from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Florida does not currently impose an individual income tax. The greatest single source of tax receipts in Florida is the sales and use tax, accounting for 69 percent of general revenue funds available. For the fiscal year which ended June 30, 1996, receipts from this source were $11,461 million, an increase of 7.4 percent from fiscal year 1994-95.

         In fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization Funds available total $16,617.4 million, a 6.7 percent increase from fiscal year


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

1995-96. The $15,568.7 million in Estimated Revenues represents a 6.3 percent increase from the analogous figures in 1995-96. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $15,537.2 million unencumbered reserves at the end of 1996-97 are estimated at $1,080.2 million.

         For fiscal year 1997-98, the General Revenue plus Working Capital and Budget Stabilization Funds available total $17,553.9 million, a 5.6 percent increase over 1996-97. The $16,321.6 million in Estimated Revenues represent a 4.8 percent increase over the analogous figure in 1996-97.

         The financial needs of the state are addressed by legislative appropriations through the use of three fund types: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund type known as the Budget Stabilization Fund. In the Governor's Fiscal Year 1998-99 Recommended Budget, the General Revenue Fund totals $17.7 billion and comprises 39 percent of the recommendations. The trust funds received by the state consist of monies which are designated for an authorized purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exception, terminate after four years unless reenacted. In the Governor's Recommended Budget, the remaining $27.4 billion, or 61 percent of the budget, is in trust funds. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund. The Governor's Recommended Budget provides for a Working Capital Fund balance of $88.7 million.

         The Budget Stabilization Fund was established in Fiscal Year 1994-95 with an amount equal to 1 percent of the prior fiscal year's net revenue collections. This fund is scheduled to receive a higher percentage from the General Revenue Fund every fiscal year with a minimum of 5 percent by Fiscal Year 1998-99. In the Governor's Recommended Budget, the Budget Stabilization Fund is required to be funded at 5 percent, or $785 million.

         The recommended budget totals $45.1 billion, an increase of 6.5 percent above the current year appropriations of $42.4 billion. The recommended budget funds state operations at $39.4 billion and fixed capital outlay at $5.7 billion. The General Revenue Fund totals $17.7 billion. This represents a 5.7 percent increase over the current year General Revenue Fund appropriations of $16.7 billion.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property


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

for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO

         The following was obtained from an Official Statement, dated April 30, 1998, relating to $250,000,000 General Obligation
Bonds, Consolidated Loan of 1998, Series B and the Governor's
Budget Recommendation for Fiscal Year 1999.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to 70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. In 1997, the population of Massachusetts was approximately 6,118,000.

         Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $29,792 in 1996, as compared to the national average of $24,426. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts service sector, which constituted 35.6 percent of the total non-agricultural work force in February 1998, is the largest sector in the Massachusetts economy. Government employment represents 13.2 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been


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

accompanied by increased employment levels. Since 1994, total employment levels in Massachusetts have increased at yearly rates greater than 2.0 percent. In 1997, employment levels in every industry increased, including manufacturing employment, which had declined in every year since 1983. The most rapid growth in 1997 came in the construction sector and the services sector, which grew at rates of 6.7 percent and 4.1 percent, respectively.
Total non-agricultural employment in Massachusetts grew at a rate of 2.7 percent in 1997.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation. Between 1989 and 1992, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. In the first three quarters of 1996, the Gross State Product for Massachusetts grew at a rate of 2.9 percent, approximately the same rate as the national average. Massachusetts' unemployment rate averaged 8.6 percent in 1992,
6.9 percent in 1993, 6.0 percent in 1994, 5.4 percent in 1995,
4.3 percent in 1996 and 4.0 percent in 1997. During the first nine months of 1997, the unemployment rate averaged 4.0 percent, nearly a full percentage point lower than the national average.

         The unemployment rate in Massachusetts has fallen almost consistently since the peak of 9.6% in mid-Calendar Year 1991, and has remained at or below that of the nation for the past three years. Monthly unemployment in Massachusetts in Fiscal Year 1997 averaged a low 4.0% as compared to a national rate of 5.2%. In November 1997, the rate in Massachusetts stood at 3.9% and was unchanged from the prior year, while the national rate was 4.6%.

         Unemployment is projected at 3.7% through Fiscal Year 1998 and to remain steady at 3.7% - 3.9% annually through Calendar Year 2000. Growth in personal income is expected to decline from the Fiscal Year 1997 rate of about 6.0% to approximately 5.7% in Fiscal 1998. It is expected to fall further in Fiscal Year 1999 to 4.3% - 4.5%, and to remain at that rate through the next few years. However, the rate of inflation (as measured by consumer prices), at least in metropolitan Boston, should continue to outpace that of the nation by approximately 0.5%. The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.




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

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1993, Fiscal Year 1994, Fiscal Year 1995, Fiscal Year 1996 and Fiscal Year 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.183 billion and $1.276 billion, respectively, and are projected to be $1.224 billion for Fiscal Year 1998. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         The Commonwealth retired the last of its Calendar Year 1990 fiscal recovery bonds; at $1,433 billion, the September 1990 bond sale constituted the seventh largest municipal bond issue in history. Also, Wall Street demonstrated its confidence in the Commonwealth's fiscal policies by again raising the bond rating for Massachusetts. The long-term debt service obligations are projected to decrease by 2 percent, or $26.24 million, from Fiscal Year 1997. Short-term debt service obligations are expected to increase to approximately $49 million in Fiscal Year 1999, as Central Artery/Tunnel Project cash flow requirements begin to outpace the inflow of federal and other third-party revenues. The Commonwealth will fund this interim cash shortfall with Grant Anticipation Notes to be repaid as federal reimbursements are received and Bond Anticipation Notes on third-party financing.

         In Fiscal Year 1998, legislation was approved to construct a new convention center in Boston and to expand existing facilities in Worcester and Springfield. The projects will be furnished with increases in certain taxes on hotels and vehicle rentals, and the dedication of state taxes on new businesses in Boston's Convention Center Finance District. These


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

new revenue sources will be sufficient to pay the interest on the general obligation notes that will be sold to finance construction. The notes will be permanently financed with special obligation revenue bonds when construction of the new facility is completed, probably in 2002.

         In Fiscal Year 1990, Massachusetts had a GAAP basis budget deficit of nearly $1.9 billion. That deficit margin steadily decreased and in 1995, the Commonwealth ended the year with a GAAP basis budget surplus of $287.4 million. In 1996, the GAAP basis budget surplus was $709.2 million and the statutory basis surplus was $1.1 billion.

         In Fiscal Year 1996, the Commonwealth Stabilization Fund was funded to its statutory limit of $543.3 million. An additional $232 million was available for deposit into the Fund but, because it had reached its statutory ceiling, these funds flowed into the Tax Reduction Fund, triggering a $150 million income tax cut for Tax Year 1996 and an $84 million tax cut for Tax Year 1997.

         Preliminary results indicate that Fiscal Year 1997 tax collections totaled approximately $12.861 billion, an increase of approximately $812 million, or 6.7 percent, over Fiscal Year 1996 and approximately $354 million higher than previous official estimates. Total 1997 revenues are estimated to have been approximately $17.918 billion. Projected total Fiscal Year 1997 expenditures are approximately $17.735 billion, including $212.8 million in supplemental spending requests filed by the Governor. Under these spending and revenue estimates, approximately $241 million would be transferred to the Commonwealth Stabilization Fund on account of Fiscal Year 1997, bringing its balance to approximately $804.3 million, and $160.7 million would be transferred to a newly established capital projects fund.

         The Fiscal Year 1998 budget, approved on July 10, 1997, is based on a consensus revenue forecast of $12.85 billion which does not reflect the fiscal 1998 impact of a proposed reduction of the tax rate on personal income. The Executive Office for Administration and Finance estimates the cost of this tax cut at $206 million in fiscal 1999, $616 million in fiscal 2000, $1.035 billion in fiscal 2001 and $1.292 billion in fiscal 2000, at which time the rate reduction would be fully implemented. The Fiscal Year 1998 budget provides for total appropriations of approximately $18.4 billion, a 2.8% percent increase over Fiscal Year 1997 expenditures. Governor Weld vetoed or reduced appropriations totaling $3.3 million.

         On January 27, 1998, the Acting Governor filed fiscal
1999 budget recommendations calling for expenditures of approximately $19.06 billion. The proposed fiscal 1999 spending


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

level represents a $559 million, or 3.0%, increase over projected total fiscal 1998 expenditures of $18.930 billion. Budgeted revenues for fiscal 1999 are projected to be $18.961 billion, or $19.291 billion after adjusting for shifts to and from off-budget accounts. This represents a $53.0 million, or 0.3%, increase over the $18.908 billion forecast for 1998. The Governor's proposal projects a fiscal 1999 ending balance in the budgeted funds of $906.3 million, including a Stabilization Fund balance of $878.1 million.

         The Governor's budget recommendation is based on a tax revenue estimate of $13.665 billion, a $365.0 million, or 2.7%, increase over fiscal 1998 projected tax revenues of $13.300 billion. The projection incorporates $244.8 million in income tax cuts proposed by the Governor.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 1998, approximately 20.6 percent of Massachusetts' budget is estimated to have been allocated to Local Aid. Direct Local Aid increased from $2.359 billion in Fiscal Year 1992 to $2.547 billion in Fiscal Year 1993, to $2.727 billion in Fiscal Year 1994 and to $2.976 billion in Fiscal Year 1995. Fiscal Year 1996 expenditures for direct Local Aid were $3.246 billion, a 9.1 percent increase over 1995. It is estimated that Fiscal Year 1997 expenditures for Local Aid will be $3.534 billion, which is an increase of approximately 8.9


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

percent above the Fiscal Year 1996 level.  In addition to direct
Local Aid, Massachusetts provides substantial indirect aid to local governments.

         In November 1990 voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40 percent of collection from personal income taxes, sales and use taxes, corporate excise taxes, and Lottery Fund proceeds. The Local Aid distribution to each city or town would equal no less than 100 percent of the total Local Aid received for Fiscal Year 1989. Distributions in excess of Fiscal Year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By their terms, the new formulas would have called for a substantial increase in direct Local Aid in Fiscal Year 1992, and would call for such an increase in Fiscal Year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and appropriations for Local Aid in Fiscal Years 1992 through 1998 have not met the levels set forth in the initiative law.

         During Fiscal Years 1993, 1994, 1995, 1996 and 1997
Medicaid expenditures of the Commonwealth were $3.151 billion, $3.313 billion, $3.898 billion, $3.416 billion and $3.456 billion respectively. The average annual growth rate from Fiscal Year 1993 to Fiscal Year 1997 was 2.3 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 1998 Medicaid expenditures will be approximately $3.620 billion, an increase of 4.7% from fiscal 1997.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed a substantial reduction in the Medicaid growth rate in expenditures over the last six years. From fiscal 1993 through fiscal 1997, per capita costs grew on average less than 0.6% annually. The total Medicaid caseload for fiscal 1997 was approximately 676,323 (approximately 11.1% of the most recently estimated population of the Commonwealth), as compared to approximately 630,902 in fiscal 1993.

         The Legislature passed health care reform bills in July, 1996 and July, 1997 which authorized the Division of Medical Assistance to expand eligibility for health care coverage by increasing the Medicaid benefits income cutoff to 133% of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200% of the federal poverty level for children up to the age 18 and pregnant women. These changes resulted in an additional 221,000 people becoming


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

eligible for Medicaid benefits. In addition, pharmacy assistance eligibility was expanded by increasing the Medicaid benefits income cutoff to 150% of the federal poverty level to cover an estimated 25,000 senior citizens. These program expansions take advantage of a federally approved waiver and resulting federal financial participation, additional tobacco tax revenue and new federal funding available under recently passed changes to the federal Social Security Act. The legislation also requires that any program expansion be neutral in its impact on the state budget.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

         Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts Portfolio) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         A Portfolio (applies to all Portfolios except the Massachusetts Portfolio):

         1. May not purchase any security which has a maturity date more than one year1 (397 days in the case of the New Jersey and Virginia Portfolios) from the date of such Portfolio's purchase;

         2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial
____________________

1. Which maturity, pursuant to the Rule 2a-7, may extend to 397 days.

              development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

         4. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;2


____________________

2. To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7.

         5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
              Government, its agencies or instrumentalities;

         6. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,3 or (ii) with a particular vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

____________________

3. As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

         10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin;
              (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
              (h) act as an underwriter of securities.

MASSACHUSETTS PORTFOLIO

         THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF
         THE MASSACHUSETTS PORTFOLIO:

         The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         6.   May not act as an underwriter of securities.

         NON-FUNDAMENTAL POLICIES (MASSACHUSETTS PORTFOLIO)

         The following policies are not fundamental and may be changed by the Trustees without shareholder approval. The
Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer). For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, N.Y.
10105. Those Trustees whose names are followed by a footnote are "interested persons" of the Trust as defined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

         4 DAVE H. WILLIAMS, 67, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")5 sole general partner of the Adviser with which he has been associated since prior to 1994.


____________________

4.  An "interested person" of the Fund as defined in the Act.

5.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         6 JOHN D. CARIFA, 54, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1994.

         SAM Y. CROSS, 72, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 61, is President of Middleton Place Foundation with which he has been associated since prior to 1994. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 55, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1994. His address is 65 South Gate Road, Southport, Connecticut 06490.

         SHELBY WHITE, 61, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.


Officers

         RONALD M. WHITEHILL - President, 61, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET - Senior Vice President, 39, is an
Executive Vice President of ACMC with which she has been associated since prior to 1994.

____________________

6.  An "interested person" of the Fund as defined in the Act.

         DREW BIEGEL - Senior Vice President, 48, is a Vice
President of ACMC with which he has been associate since prior to 1994.

         JOHN R. BONCZEK - Senior Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         ROBERT I. KURZWEIL - Senior Vice President, 48, is a
Vice President of ACMC with which he has been associated since prior to 1994.

         WAYNE D. LYSKI - Senior Vice President, 58, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         WILLIAM E. OLIVER - Senior Vice President, 50, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         PATRICIA NETTER - Senior Vice President, 48, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         RAYMOND J. PAPERA - Senior Vice President, 43, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         DORIS T. CILIBERTI - Vice President, 35, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         FRANCES M. DUNN - Vice President, 29, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         WILLIAM J. FAGAN - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         JOSEPH R. LASPINA - Vice President, 39, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         LINDA N. KELLEY - Vice President, 39, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         EDMUND P. BERGAN, Jr. - Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,

Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1994.

         VINCENT S. NOTO - Controller, 34, is an Assistant Vice
President of AFSwith which he has been associated since prior to 1994.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD with which he has been associated since December 1994.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since
1994.

         EMILIE D. WRAPP - Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1994.

         As of October 16, 1999, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               Total Number  Total Number
                                               of Funds in   of Investment
                                               the Alliance  Portfolios
                                Total          Fund Complex, Within the Funds,
                                Compensation   Including the Including the
                                From the       Fund, as to   Fund, as to
                                Alliance Fund  which the     which the
Name of           Aggregate     Complex,       Trustee is a  Trustee is a
Trustee           Compensation  Including the  Director or   Director or
of the Fund       From the Fund Fund           Trustee       Trustee
___________       ____________  ______________ _____________ _______________


Dave H. Williams       $-0-       $-0-               6             15
John D. Carifa         $-0-       $-0-               50           116
Sam Y. Cross           $          $                  3             12
Charles H.P. Duell     $          $                  3             12
William H. Foulk, Jr.  $          $241,002.50        45           111
David K. Storrs        $          $                  3             12
Shelby White           $          $                  3             12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 1999 totaling more than $321 billion (of which approximately $140 billion represented assets of investment companies). As of June 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies, with more than 120 separate portfolios, managed by the Adviser currently have over 4.5 million shareholder accounts.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the

United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA, a French insurance holding company. As of March 1, 1999, AXA and certain of its subsidiaries beneficially owned approximately 58.4% of ECI's outstanding common stock. ECI is a public company with shares traded on the New York Stock Exchange.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         For insurance regulatory purposes the shares of capital stock of ECI beneficially owned by AXA and its subsidiaries have been deposited into a voting trust which has an initial term of 10 years commencing in 1992. The trustees of the voting trust (the "Voting Trustees") have agreed to protect the legitimate economic interests of AXA, but with a view of ensuring that certain minority shareholders of AXA do not exercise control over ECI or certain of its insurance subsidiaries. As of March 1, 1999, AXA, ECI, Equitable and certain subsidiaries of Equitable were the beneficial owners of approximately 56.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Units") in the Adviser.

         Based on information provided by AXA, on March 1, 1999, approximately 20.7% of the issued ordinary shares (representing 32.7% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 1999, 61.7% of the shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.4% of the shares, representing 41.5% of the voting power of Finaxa, and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French Bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly and indirectly owned approximately 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. The Voting Trustees may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. By virtue of the provisions of the voting trust agreement, AXA may be deemed to have shared voting power with respect to the Units. In addition, the Mutuelles AXA, as a group, and Finaxa may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. AXA and its subsidiaries have the power to dispose or direct the disposition of all shares of the capital stock of ECI deposited in the voting trust. The Mutuelles AXA, as a group, and Finaxa may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all the Units of the Advise beneficially owned by AXA and its subsidiaries. By reason of their relationship, AXA, the Voting Trustees, the Mutuelles AXA, Finaxa, ECI, Equitable, Equitable Holdings, L.L.C., Equitable Investment Corporation, Alliance Capital Management Corporation and Equitable Capital Management Corporation may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of all or a portion of the Units beneficially owned by AXA and its subsidiaries.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% up to $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and
 .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

         For the fiscal year ended June 30, 1997, the Adviser received from the General Portfolio an advisory fee of $5,913,456. For the fiscal year ended June 30, 1998, the Adviser received from the General Portfolio an advisory fee of $5,958,295 net of voluntary expense reimbursements for the period July 1, 1997 to November 19, 1997 for expenses exceeding .95% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the General Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the fiscal year ended June 30, 1997, the Adviser received from the New York Portfolio an advisory fee of

$1,499,300, net of voluntary expense reimbursements for expenses exceeding .85 of 1% of the average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the New York Portfolio an advisory fee of $2,107,793 net of voluntary expense reimbursements for the period July 1, 1997 to November 19, 1997 for expenses exceeding .85% of its average daily net assets and from November 20, 1997 to January 5, 1998 for expenses exceeding .93% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the New York Portfolio an advisory fee of $________ net of voluntary expenses for the period __________ to __________ for expenses exceeding
 ._____% of its average daily net assets.

         For the fiscal year ended June 1997, the Adviser received from the California Portfolio an advisory fee of $1,763,920, net of voluntary expense reimbursements for expenses exceeding .93 of 1% of the average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the California Portfolio an advisory fee of $2,016,456 net of voluntary expense reimbursements for the period July 1, 1997 to November 19, 1997 for expenses exceeding .93% of its average daily net assets and from May 6, 1998 to June 30, 1998 for expenses exceeding .92% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the California Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the fiscal year ended June 30, 1997, the Adviser received from the Connecticut Portfolio an advisory fee of $303,685, net of voluntary expense reimbursements for expenses exceeding .80 of 1% of its average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the Connecticut Portfolio an advisory fee of $485,224 net of voluntary expense reimbursements for the period July 1, 1997 to October 26, 1997 for expenses exceeding .80% of its average daily net assets and from October 27, 1997 to November 19, 1997 for expenses exceeding .85% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the Connecticut Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the fiscal year ended June 30, 1997, the Adviser received from the New Jersey Portfolio an advisory fee of $393,810 net of voluntary expense reimbursements for expenses exceeding .85 of 1% of its average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the New Jersey Portfolio an advisory fee of $575,645 net of voluntary expense reimbursements for expenses exceeding .85% of its average daily net assets for the period July 1, 1997 to November 19,

1997. For the fiscal year ended June 30, 1999, the Adviser received from the New Jersey Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the fiscal year ended June 30, 1997, the Adviser received from the Virginia Portfolio an advisory fee of $216,994 net of voluntary expense reimbursements for expenses exceeding
 .80 of 1% of the average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the Virginia Portfolio an advisory fee of $483,177 net of voluntary expense reimbursements for the period July 1, 1997 to October 15, 1997 for expenses exceeding .80% of its average daily net assets, from October 16, 1997 to October 26, 1997 for expenses exceeding .85% of its average daily net assets, from October 27, 1997 to November 19, 1997 for expenses exceeding .90% of its average daily net assets and from November 20, 1997 to January 5, 1998 for expenses exceeding .95% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the Virginia Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the fiscal year ended June 30, 1997, the Adviser received from the Florida Portfolio an advisory fee of $158,755 net of voluntary expense reimbursements for the period from July 1, 1996 to May 31, 1997 for expenses exceeding .65 of 1% of the average daily net assets and from June 1, 1997 to June 30, 1997 for expenses exceeding .70 of 1% of the average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the Florida Portfolio an advisory fee of $450,598 net of voluntary expense reimbursements for the period from July 1, 1997 to July 31, 1997 for expenses exceeding .75% of its average daily net assets, from August 1, 1997 to October 26, 1997 for expenses exceeding .80% of its average daily net assets and from October 27, 1997 to November 19, 1997 for expenses exceeding
 .85% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the Florida Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         For the period April 17, 1997 (commencement of operations) to June 30, 1997, the Adviser received no advisory fee from the Massachusetts Portfolio because of voluntary expense reimbursements for expenses exceeding .50 of 1% of the average daily net assets. For the fiscal year ended June 30, 1998, the Adviser received from the Massachusetts Portfolio an advisory fee of $21,408 net of voluntary expense reimbursements for the period from July 1, 1997 to August 31, 1997 for expenses exceeding .50%


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

of its average daily net assets, from September 1, 1997 to September 30, 1997 for expenses exceeding .60% of its average daily net assets, from October 1, 1997 to October 26, 1997 for expenses exceeding .70% of its average daily net assets, from October 27, 1997 to November 19, 1997 for expenses exceeding .80% of its average daily net assets and from November 20, 1997 to January 5, 1998 for expenses exceeding .90% of its average daily net assets. For the fiscal year ended June 30, 1999, the Adviser received from the Massachusetts Portfolio an advisory fee of $__________ net of voluntary expenses for the period __________ to __________ for expenses exceeding ._____% of its average daily net assets.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal years ended June 30, 1997, 1998 and 1999, the Adviser received $98,000, $107,500 and $______, respectively, from the General Portfolio; $94,000, $94,500 and $______, respectively, from the New York Portfolio; $94,000, $94,500 and $______, respectively, from the California Portfolio; $91,000, $91,500 and $______, respectively, from the Connecticut Portfolio; $91,000, $91,500 and $______, respectively, from the New Jersey Portfolio. For the fiscal years ended June 30, 1997, 1998 and 1999, the Adviser received $92,500, $91,000 and $91,500, respectively from the Virginia Portfolio. For the fiscal years ended June 30, 1997, 1998 and 1999, the Adviser received $46,000 $92,000, $92,000 and $______, respectively, from the Florida Portfolio. For the fiscal period April 17, 1997 (commencement of operations) to June 30, 1997, the Adviser agreed to waive its fee for such services from the Massachusetts Portfolio. For the fiscal years ended June 30, 1998 and 1999, the Adviser received



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

$46,000 and $______, respectively from the Massachusetts
Portfolio.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments but be approved or ratified by the Trustees. For the fiscal years ended June 30, 1996, 1997 and 1998, broker-dealers were reimbursed $462,107, $475,088 and $1,125,764, respectively, by the General Portfolio; $84,873, $90,961 and $298,242, respectively, by the New York Portfolio; $94,952,$127,710 and $345,752, respectively, by the California Portfolio; $31,442, $41,129 and $88,878, respectively, by the Connecticut Portfolio; $10,091, $17,464 and $96,775, respectively, by the New Jersey Portfolio; $65,803, $77,407 and $74,646, respectively, by the Virginia Portfolio; and for the period July 28, 1995 (commencement of operations) to June 30, 1996, and for the fiscal years ended June 30, 1997 and 1998, $52,469, $91,365 and $95,751, respectively, by the Florida Portfolio. For the fiscal period April 17, 1997 (commencement of operations) to June 30, 1997, brokers were reimbursed $8,505 by the Massachusetts Portfolio and for the fiscal year ended
June 30, 1998, brokers were reimbursed $16,224 by the Massachusetts Portfolio.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The


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

Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with Alliance Fund Distributors, Inc.. (the "Distributor") which applies to all Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

         During the fiscal year ended June 30, 1999, the General Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted
 .___ of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the General Portfolio and the Adviser under the Agreement, $_________ was spent on the printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation to dealers.

         During the fiscal year ended June 30, 1999 the New York Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted
 .___ of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the New York Portfolio and the Adviser under the Agreement, $_________ was spent on the printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation to dealers.

         During the fiscal year ended June 30, 1999 the California Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted .___ of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the California Portfolio and the Adviser under the Agreement, $_________ was spent on the printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation to dealers.

         During the fiscal year ended June 30, 1999, the Connecticut Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted .___ of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the Connecticut Portfolio and the Adviser under the Agreement, $_________ was spent on printing and mailing of prospectuses for persons other than current shareholders and $630,881 for compensation of dealers.

         During the fiscal year ended June 30, 1999, the New Jersey Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted .___ of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the New Jersey Portfolio and the Adviser under the Agreement, $_________ was spent on printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation of dealers.

         During the fiscal year ended June 30, 1999, the Virginia Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted
 .___ of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the Virginia Portfolio and the Adviser under the Agreement, $_________ was spent on printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation of dealers.

         For the fiscal year end June 30, 1999 the Florida Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted
 .___ of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the Florida Portfolio and the Adviser under the Agreement, $_________ was spent on printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation of dealers.

         For the fiscal year end June 30, 1999 the Massachusetts Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $_________ which constituted
 .___ of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $_________. Of the $_________ paid by the Florida Portfolio and the Adviser under the Agreement, $_________ was spent on printing and mailing of prospectuses for persons other than current shareholders and $_________ for compensation of dealers.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement for the Fund became effective on July 22, 1992. Continuance of the Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_________________________________________________________________

               PURCHASES AND REDEMPTION OF SHARES
_________________________________________________________________

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its



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

shares to the public in response to conditions in the securities markets or for other reasons.

         Accounts Not Maintained Through Financial
Intermediaries

Opening Accounts New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 00028
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Municipal Trust
              DDA  9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Municipal Trust," to Alliance
              Fund Services, Inc. as in A(3) above.









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

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Municipal Trust," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day.

The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_________________________________________________________________

                     ADDITIONAL INFORMATION
_________________________________________________________________

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal

Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the longer of either the period, if any, remaining until the interest rate is next scheduled to be readjusted or the period remaining until the principal amount can be recovered by exercising the security's demand feature. The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

Federal Income Tax Considerations

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies-Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

         Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

State Income Tax Considerations

General Portfolio. Shareholders of the General Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the

California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions. Distributions from the Connecticut Portfolio are , however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

New Jersey Portfolio. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

Virginia Portfolio. Shareholders of the Virginia Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposed an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. Individual and other noncorporate shareholders of the Portfolio will not be subject to Massachusetts personal income tax on distributions by the Portfolio to the extent such distributions are derived from interest on Massachusetts obligations. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Portfolio will not be excluded from the net income of corporations and shares of the Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations. Shares of the Portfolio will not be subject to Massachusetts local property taxes.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 15, 1999, there were _______________ shares of beneficial interest of the Fund outstanding. Of this amount _________________ were for the General Portfolio;
_____________________ were for the New York Portfolio;
____________________ were for the California Portfolio;
__________________ were for the Connecticut Portfolio;
__________________ were for the New Jersey Portfolio;
__________________ were for the Virginia Portfolio;
____________________ were for the Florida Portfolio and
___________________ were for the Massachusetts Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the Portfolio as of October 15, 1999.


                                        No. of        % of
                                        Shares        Class

General Portfolio

Ragen Mackenzie Incorporated             95,365,588    7.2%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
999 3rd Ave  Suite 4300
Seattle, WA  98104-4081

Pershing As Agent                       892,356,782   67.4%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

New York Portfolio

U.S. Clearing Corp/Omnibus Acct         50,405,289    9.3%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       307,825,178   56.79%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

California Portfolio

Stone & Youngberg                       56,575,383    11.6%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
50 California St 35th Floor
San Francisco, CA  94111-4624

U.S. Clearing Corp/Omnibus Acct         27,420,585     5.6%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       230,340,246   47.26%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Connecticut Portfolio

U.S. Clearing Corp/Omnibus Acct          39,230,627   25%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                        63,406,559   40.59%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

New Jersey Portfolio

U.S. Clearing Corp/Omnibus Acct          14,854,418    8%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       143,109,410   80.95%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Virginia Portfolio

Davenport & Co of Virginia Inc           87,385,626   66.5%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

Lee M Folger TTEEING Douglas              7,506,835   5.7%
U/A DD 10/2/90 FBO
Katherine D. Folger
725 15th St NW
Washington, DC  20005-2109

Pershing As Agent                        17,651,251   13%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Florida Portfolio

U.S. Clearing Corp/Omnibus Acct          54,803,896   43.88%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                        47,600,776   38%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Massachusetts Portfolio

U.S. Clearing Corp/Omnibus Acct           6,650,395   19.65%
FBO Customer
26 Broadway 12th Floor
New York, NY  10004-1801

Advest Inc.                               2,226,704   6.58%
Michael Stone
A/C XXXXXXX
90 State House Sq
Hartford, CT  06103-3702

Pershing As Agent                        13,311,299   39%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund. Effective

September 25, 1999, the Fund's auditors for the fiscal year ending June 30, 2000 are PricewaterhouseCoopers LLP.

         Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. The daily dividends for the seven days ended June 30, 1998 for the General, New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios amounted to an annualized yield, after expense reimbursement, of 2.74%, 2.49%, 2.68%, 2.63%, 2.51%, 2.71%, 2.73% and 2.62%, respectively, equivalent to 2.77%,
2.52%, 2.71%, 2.67%, 2.54%, 2.74%, 2.77% and 2.66%, respectively, when adjusted for the Fund's daily compounding. Absent expense reimbursement, the annualized yield for this period for the New York Portfolio would have been 2.41%, equivalent to an effective yield of 2.44%. Absent expense reimbursement, the annualized yield for this period for the California Portfolio would have been 2.67%, equivalent to an effective yield of 2.70%. Absent expense reimbursement, the annualized yield for this period for the Connecticut Portfolio would have been 2.50%, equivalent to an effective yield of 2.54%. Absent expense reimbursement, the annualized yield for this period for the New Jersey Portfolio would have been 2.38%, equivalent to an effective yield of 2.41%. Absent expense reimbursement, the annualized yield for this period for the Virginia Portfolio would have been 2.61%, equivalent to an effective yield of 2.64%. Absent expense reimbursement, the annualized yield for this period for the Florida Portfolio would have been 2.60%, equivalent to an effective yield of 2.64%. Absent expense reimbursement, the annualized yield for this period for the Massachusetts Portfolio would have been 2.10%, equivalent to an effective yield of 2.14%.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         Depending on an investor's tax bracket, an investor may earn a substantially higher after-tax return from the Fund than from comparable investments the income from which is taxable.
For example, the yield for the week ended June 30, 1998 (after the expense reimbursements described above) for the General Portfolio was 2.49%; for the New York Portfolio, 2.41%; for the California Portfolio, 2.67%; for the Connecticut Portfolio, 2.50%; for the New Jersey Portfolio,2.38%; for the Virginia Portfolio, 2.61%, for the Florida Portfolio, 2.60% and for the Massachusetts Portfolio, 2.10%. The corresponding tax equivalent yield, however, for such period for the General Portfolio was 4.12%; for the New York Portfolio, 4.28%, computed without taking into account the effects of New York City income taxes, and 4.45%, computed assuming the effects of New York City income taxes; for the California Portfolio, 4.97%; for the Connecticut Portfolio, 4.33%; for the New Jersey Portfolio,4.21%; for the Virginia Portfolio, 4.58%; for the Florida Portfolio, 4.30% and for the Massachusetts Portfolio, 3.70%. The corresponding tax equivalent effective yield for such period for the General Portfolio was 4.59%; for the New York Portfolio, 4.34%, computed without taking into account the effects of New York City income taxes, and 4.50%, computed assuming the effects of New York City income taxes; for the California Portfolio, 5.02%; for the Connecticut Portfolio, 4.40%; for the New Jersey Portfolio, 4.26%; for the Virginia Portfolio, 4.64%; 4.37% for the Florida Portfolio and 3.77% for the Massachusetts Portfolio. These tax equivalent yields assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax brackets, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were:
Federal 39.60%, New York State 6.85%, New York City 3.40%, California 11.00%, Connecticut 4.50%, New Jersey 6.37%, Virginia 5.75% and Massachusetts 5.95%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax- exempt by one minus the applicable marginal income tax rate (39.60% in the case of the General and Florida Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, Connecticut, New Jersey and Virginia Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.

You can arrange for a copy of each of your account statements to be sent to other parties.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS.

(To be filed at a later date.)

_________________________________________________________________

                           APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
_________________________________________________________________

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_________________________________________________________________

                           APPENDIX B
                DESCRIPTION OF SECURITIES RATING
_________________________________________________________________

Municipal and Corporate
Bonds and Municipal Loans

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.























                               B-2
00250185.AL9

                          PART C
                     OTHER INFORMATION


Item 23. Exhibits

    (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

         (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated October 31, 1991 - Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

    (c)  Not applicable.

    (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 5 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

    (e) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., amended as of January 1, 1998 - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 36 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 29, 1998.

    (f)  Not applicable.

    (g)  (1)  Custodian Contract between the Registrant and
              Street Bank and Trust Company - Incorporated by reference to Exhibit No. 8(a) to Post-Effective

              Amendment No. 35 of Registrant's Registration
              Statement on Form N-1A (File Nos. 2-79807 and
              811-3586) filed with the Securities and Exchange
              Commission on October 30, 1997.

         (2) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 23, 1989 - Incorporated by reference to
              Exhibit 8(b) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 30, 1997.

    (i)  Not applicable.

    (j)  Consent of Independent Auditors - Not applicable.

    (k)  Not applicable.

    (l)  Not applicable.

    (m)  Rule 12b-1 Plan - See Exhibit (e) hereto.

    (n)  Financial Data Schedules - Not applicable.

    Other Exhibits:

         Powers of Attorney of: John D. Carifa, Sam Y. Cross, Charles H. P. Duell, William H. Foulk, Jr., David K. Storrs, Shelby White, Dave H. Williams - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 36 of Registrant's Registration Statement on Form N-1A (File Nos. 2-79807 and 811-3586) filed with the Securities and Exchange Commission on October 29, 1998.


Item 24. Persons Controlled by or Under Common Control with
         Registrant.

         None.

Item 25. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in
         Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and
         Section 7 of the Distribution Agreement filed as Exhibit
         (e) in response to Item 23, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23, as set forth below.

    Article V of Registrant's Agreement and Declaration of Trust reads as follows:

         Section 5.1 - No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the property of any series of the Trust, or the acts, obligations or affairs of the Trust or any series thereof. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         Section 5.3 - Indemnification.
         (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

         (b)  The words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 5.4 - No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

         Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

Item 26. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29. Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

    AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
    Alliance Capital Reserves
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Environment Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Global Strategic Income Trust, Inc.
    Alliance Government Reserves
    Alliance Greater China '97 Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance Health Care Fund, Inc.
    Alliance High Yield Fund, Inc.
    Alliance Institutional Funds, Inc.
    Alliance Institutional Reserves, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Limited Maturity Government Fund, Inc.
    Alliance Money Market Fund
    Alliance Mortgage Securities Income Fund, Inc.
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.

    Alliance Municipal Income Fund II
    Alliance Municipal Trust
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Real Estate Investment Fund, Inc.
    Alliance Select Investor Series, Inc.
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance Variable Products Series Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Fund, Inc.
    The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Jonathan W. Cangalosi       Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

John Wilkens                Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

David M. Wolf               Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)   Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

          The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section
          16 of the Investment Company Act of 1940.

                            SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of August 1999.

                                  ALLIANCE MUNICIPAL TRUST


                                  By /s/ Ronald M. Whitehill
                                     ________________________
                                         Ronald M. Whitehill
                                             President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title       Date

1)  Principal
    Executive Officer

    /s/ Ronald M. Whitehill          President   August 30, 1999
        ___________________
        Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten              Treasurer   August 30, 1999
        ____________________         and Chief
        Mark D. Gersten              Financial
                                     Officer

3)  All of the Trustees

    John D. Carifa           David K. Storrs
    Sam Y. Cross             Shelby White
    Charles H.P. Duell       Dave H. Williams
    William H. Foulk, Jr.

    By /s/ Edmund P. Bergan, Jr.                 August 30, 1999
       _________________________
            (Attorney-in-fact)
           Edmund P. Bergan, Jr.

                        Index to Exhibits


None.

















































                              C-20
00250185.AM2